EX-99.906CERT

Section 906 Certifications

                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         John V. Murphy, Chief Executive Officer, and Brian W. Wixted, Chief
         --------------                               ---------------
Financial Officer, of Oppenheimer International Small Company Fund (the "Registrant"), each certify to the best of his or her knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2004 (the "Form N-CSR") fully complies with the requirements of
Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant. This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

Chief Executive Officer                          Chief Financial Officer

Oppenheimer International Small                  Oppenheimer International Small
Company Fund                                     Company Fund

/s/ John V. Murphy                               /s/ Brian W. Wixted
----------------------------                     ----------------------------
John V. Murphy                                   Brian W. Wixted

Date: 10/14/04                                   Date: 10/14/04